UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2007
NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 265-7348
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On September 10, 2007, National Retail Properties, Inc. (the “Company”) entered into the Eighth Supplemental Indenture to the Indenture dated as of March 25, 1998, as amended, between the Company and U.S. Bank National Association, as trustee, relating to its 6.875% Notes due 2017 (the “Notes”) that were issued pursuant to an underwriting agreement, dated September 4, 2007, among the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein, for the sale of up to $250 million aggregate principal amount of the Notes.
          The Notes are senior unsecured obligations of the Company, will mature on October 15, 2017 and will rank equally with all of the Company’s other existing and future senior unsecured indebtedness. The Notes will bear interest at 6.875% per annum. Interest on the Notes is payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-132095) of the Company and are filed herewith for incorporation by reference into such Registration Statement.
1.1	Underwriting Agreement, dated September 4, 2007, among the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of Eighth Supplemental Indenture between National Retail Properties, Inc. and U.S. Bank National Association

4.2	Form of 6.875% Note due 2017

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.
By:	/s/ Kevin B. Habicht
	Name:	Kevin B. Habicht
	Title:	Executive Vice President and Chief Financial Officer

Dated: September 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 4, 2007, among the Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of Eighth Supplemental Indenture between National Retail Properties, Inc. and U.S. Bank National Association

4.2	Form of 6.875%Note due 2017

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)